EXHIBIT 10.2

-----------------------------------------------------------------------------


                               PURCHASE AGREEMENT

                                  by and among

                             TRIARC COMPANIES, INC.,

                     TRIANGLE AIRCRAFT SERVICES CORPORATION,

                                  NELSON PELTZ

                                       and

                                  PETER W. MAY

                            -------------------------

                 for all of the outstanding membership interests

                                       of

                                280 HOLDINGS, LLC

                            -------------------------

                                January 19, 2000

                            -------------------------

-----------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                        Page

1.       Sale and Purchase of Interests..................................1
         1.1.         Sale and Purchase of Interests.....................1
         1.2.         Payment of Purchase Price..........................2
         1.3.         Delivery of Interests..............................2
         1.4.         Payment by Seller..................................2

2.       Closing; Closing Date...........................................2
3.       Representations and Warranties of the Seller as to the Company..3
         3.1.         Due Organization and Authority.....................3
         3.2.         Subsidiaries and Other Affiliates..................3
         3.3.         Qualification......................................3
         3.4.         Outstanding Membership Interests...................3
         3.5.         Options or Other Rights............................4
         3.6.         Compliance with Laws; Permits......................4
         3.7.         No Breach..........................................4
         3.8.         Claims and Proceedings.............................5
         3.9.         Contracts..........................................6
         3.10.        Real Estate........................................6
         3.11.        Title to Properties................................7
         3.12.        Liabilities........................................7
         3.13.        Insurance..........................................8
         3.14         Transfer of Airplane...............................8
         3.15.        Full Disclosure....................................8
         3.16.        Representations and Warranties on Closing Date.....9

4.       Representations and Warranties of Each Seller...................9
         4.1.         Title to the Interests.............................9
         4.2.         Authority to Execute and Perform Agreement.........10
         4.3.         Representations and Warranties on Closing Date.....11

5.       Representations and Warranties of the Guarantors................11
         5.1.         Authority to Execute and Perform Agreement.........11

6.       Representations and Warranties of the Buyer.....................12
         6.1.         Due Incorporation and Authority....................12
         6.2.         Authority to Execute and Perform Agreement.........12
         6.3.         Purchase for Investment............................14
         6.4.         Representations and Warranties on Closing Date.....14

7.       Covenants and Agreements........................................14
         7.1.         Conduct of Business................................14
         7.2.         Corporate Examinations and Investigations..........14
         7.3.         Publicity..........................................15
         7.4.         Expenses...........................................16
         7.5.         Indemnification of Brokerage.......................16
         7.6.         Related Parties....................................17
         7.7.         Termination of Agreements..........................17
         7.8.         Permit and Warranty Transfers......................17
         7.9.         Further Assurances.................................17

8.       Conditions Precedent to the Obligation of the Buyer to Close....18
         8.1.         Representations and Covenants......................18
         8.2.         Consents and Approvals.............................18
         8.3.         Resignations.......................................18
         8.4.         No Claims..........................................18
         8.5.         Termination of Agreements..........................19
         8.6.         Consent of CIT.....................................19
         8.7.         Consent of CIT.....................................19

9.       Conditions Precedent to the Obligation of the Sellers to Close..19
         9.1.         Representations and Covenants......................20
         9.2.         No Claims..........................................20
         9.3.         Releases from CIT..................................20

10.      Guaranty........................................................20
         10.1.        Guaranty...........................................20
         10.2.        Guaranty Unconditional.............................21
         10.3.        Discharge; Reinstatement...........................22
         10.4.        Waiver by the Guarantors...........................22

11.      Survival of Representations and Warranties of the Sellers
         After Closing...................................................22

12.      General Indemnification.........................................23
         12.1.        Obligation of the Sellers to Indemnify.............23
         12.2.        Obligation of the Buyer to Indemnify...............24
         12.3.        Notice and Opportunity to Defend...................24

13.      Termination of Agreement........................................25
         13.1.        Termination........................................25
         13.2.        Survival After Termination.........................26

14.      Miscellaneous...................................................27
         14.1.        Certain Definitions................................27
         14.2.        Consent to Jurisdiction and Service of Process.....28
         14.3.        Notices............................................29
         14.4.        Entire Agreement...................................30
         14.5.        Waivers and Amendments; Non-Contractual Remedies;
                      Preservation of Remedies...........................30
         14.6.        Governing Law......................................31
         14.7.        Binding Effect; Assignment.........................31
         14.8.        Usage..............................................31
         14.9.        Counterparts.......................................32
         14.10.       Schedules..........................................32
         14.11.       Headings...........................................32
         14.12.       Interpretation.....................................32
         14.13.       Severability of Provisions.........................32

SCHEDULES
3.3                   Qualification Jurisdictions
3.9                   Contracts
3.10(b)               Real Property Leases
3.13                  Insurance
3.14                  Transfer of Airplane

                               PURCHASE AGREEMENT

                  AGREEMENT,  dated  January  19,  2000,  by  and  among  Triarc
Companies, Inc., a Delaware corporation (the "Buyer"), Triangle Aircraft Services Corporation (the "Seller"), Nelson Peltz ("Peltz") and Peter W. May ("May" and together with Peltz, the "Guarantors") for the purchase and sale of all of the issued and outstanding membership interests of 280 Holdings, LLC, a Delaware limited liability company (the "Company").

                  The Seller is the beneficial and record owner of all of the issued and outstanding membership interests (the "Interests") of the Company. The Seller wishes to sell to the Buyer, and the Buyer wishes to purchase from the Seller, all of the Interests upon the terms and subject to the conditions of this Agreement.

                  The Guarantors are the sole stockholders of the Seller and have executed guarantees (the "Guarantees") of $18.0 million principal amount of indebtedness (the "Company Debt") of the Company owed to The CIT Group/Equipment Financing Group, Inc. ("CIT").

                  Certain terms used in this Agreement are defined in
Section 14.1.

                  Accordingly, the parties agree as follows:

                  1.       Sale and Purchase of Interests.

                           1.1.     Sale and Purchase of Interests.  At the
closing provided for in Article 2 (the "Closing"), upon the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties and agreements of the Seller and the Guarantors contained herein, the Seller shall sell to the Buyer, and the Buyer shall purchase from the Seller, all of the Interests for an aggregate purchase price (the "Purchase Price") equal to $27.2 million, payable (i) $9.2 million, in cash, to be paid in accordance with Section 1.2 and (ii) $18.0 million, through the assumption of the Company Debt and the release of obligations of the Seller and the Guarantors with respect to the Company Debt.

                         1.2.  Payment of  Purchase  Price.  At the Closing,
the Purchase Price shall be paid by the Buyer as follows:

                               (a)     the Buyer shall deliver to the Seller
cash by wire transfer of immediately available funds, in an aggregate amount of $9.2 million.

                               (b)     the Buyer shall deliver to CIT a full
and unconditional guarantee of the Company Debt and CIT shall deliver to the Seller and the Guarantors a full and unconditional release from all obligations with respect to the Company Debt, including all obligations of the Guarantors under the Guarantees.

                           1.3.     Delivery of Interests.  At the Closing,
Seller shall deliver to the Buyer a certificate representing the Interests constituting all of the outstanding membership interests of the Company, duly endorsed in blank or accompanied by stock powers (or other powers satisfactory to the Buyer) duly executed in blank, in proper form for transfer, and with all appropriate stock transfer tax stamps affixed.

                           1.4.     Payment by Seller.  At the closing, the
Seller shall deliver to the Buyer cash, by wire transfer of immediately available funds, in an aggregate amount of $1.2 million, representing the unamortized portion of the payment made by the Buyer to the Seller in 1997 in connection with the extension of the lease of the Airplane by the Buyer.

                  2. Closing; Closing Date. The Closing of the sale and purchase of the Interests contemplated hereby shall take place at the offices of the Buyer, at 10:00 a.m. local time, on January 19, 2000, or such other time or date as the parties may mutually agree in writing, provided that all of the conditions to the Closing set forth in Articles 8 and 9 have been satisfied or waived by the party entitled to waive the same. The time and date upon which the Closing occurs is herein called the "Closing Date."

                  3. Representations and Warranties of the Seller as to the Company. The Seller represents and warrants to the Buyer as follows:

                           3.1.     Due Organization and Authority.  The Company
is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and lawful authority to own, lease and operate its properties and to carry on its business as now being and heretofore conducted.

                           3.2.     Subsidiaries and Other Affiliates.  The
Company does not directly or indirectly own any interest in any other person.

                           3.3.     Qualification.  The Company is duly
qualified or otherwise authorized as a foreign limited liability company to transact business and is in good standing in each jurisdiction set forth on
Schedule 3.3, which are the only jurisdictions in which such qualification or authorization is required by Law or in which the failure so to qualify or be authorized could have a material adverse effect on the properties, business, prospects, results of operations or financial condition of the Company (collectively, the "Condition of the Company"). The Company does not own or lease property in any jurisdiction other than its jurisdiction of organization and the jurisdictions set forth on Schedule 3.3.

                           3.4.     Outstanding Membership Interests.  All of
the issued and outstanding membership interests of the Company are owned by the Seller, free and clear of any Lien. All of the outstanding membership interests of the Company are duly authorized and validly issued, fully paid and nonassessable. No other class of ownership interests of the Company is authorized or outstanding.

                           3.5.     Options or Other Rights.  There is no
outstanding right, subscription, warrant, call, unsatisfied preemptive right, option or other agreement of any kind to purchase or otherwise to receive from the Company or the Seller any of the outstanding, authorized but unissued or unauthorized membership interests or other securities of the Company, and there is no outstanding security of any kind of the Company convertible into any such ownership interest.

                           3.6.     Compliance with Laws; Permits.  Neither the
Seller nor the  Company  is in  violation  of any  applicable  order,  judgment, injunction, award, decree or writ (collectively, "Orders"), or any applicable law, statute, code, ordinance, regulation or other requirement (collectively, "Laws") of any government or political subdivision thereof, whether federal, state, local or foreign or any agency or instrumentality of any such government or political subdivision, or any court or arbitrator (collectively, "Governmental Bodies"). The Company has all licenses, permits, exemptions, consents, waivers, authorizations, rights, orders or approvals of, and has made all required registrations with, any Governmental Body (collectively, "Permits").

                           3.7.     No Breach.  The execution and delivery by
the Seller and the Guarantors of this Agreement and each and every other agreement and instrument contemplated hereby, the consummation of the transactions contemplated hereby and thereby and the performance by the Seller and the Guarantors of this Agreement and each such other agreement and instrument in accordance with their respective terms and conditions will not (a) violate any provision of any of the organizational documents of the Company; (b) require the Company to obtain any consent, approval, authorization or action of, or make any filing with or give any notice to, any Governmental Body or any other person, except for notification to CIT; (c) violate, conflict with or result in the breach of any of the terms and conditions of, result in a material modification of the effect of, otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, commitment or other binding arrangement (collectively, the "Contracts") to which the Company is a party or by or to which the Company or any of its properties is or may be bound or subject, or result in the creation of any Lien upon any of the properties of the Company pursuant to the terms of any such Contract; (d) violate any Law of any Governmental Body; (e) violate any Order of any Governmental Body applicable to the Company or to its securities, properties or business; or (f) violate or result in the revocation or suspension of any Permit.

                           3.8.     Claims and Proceedings.  There are no
outstanding Orders of any Governmental Body against or involving the Company and there are no actions, causes of action, suits, claims, complaints, demands, litigations or legal, administrative or arbitral proceedings or investigations (collectively, "Claims") (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving the Company or any of its properties, owned or leased, or which relate to, or could have any effect on, the Contemplated Transactions. There are no

Claims   pending   or   threatened   that  would  give  rise  to  any  right  of
indemnification on the part of any director or officer of the Company or the heirs, executors or administrators of such director or officer, against the Company or any successor to the business of the Company.

                           3.9.     Contracts.

                                    (a)     Schedule 3.9 sets forth a list of
all the material Contracts to which the Company is a party or by or to which it or any of its properties may be bound or subject. Schedule 3.9 also lists and describes the status of all Contracts currently in negotiation or proposed by the Company of a type which if entered into by the Company would be required to be listed on Schedule 3.9 or on any other Schedule ("Proposed Contracts").

                                    (b)     There have been delivered to the
Buyer true and complete copies of (i) all of the Contracts set forth on Schedule
3.9 or on any other Schedule and (ii) the most recent draft, letter of intent or term sheet (or if none exist, a reasonably detailed written summary) embodying the terms of all of the Proposed Contracts set forth on Schedule 3.9. All of the Contracts referred to in the preceding clause (i) are valid and binding upon the Company, in accordance with their terms. The Company is not in default in any material respect under any of such Contracts, nor does any condition exist that with notice or lapse of time or both would constitute such a material default thereunder. To the knowledge of the Seller, the Company or any of the Guarantors, no other party to any such Contract is in default thereunder in any material respect nor does any condition exist that with notice or lapse of time or both would constitute such a material default thereunder.

                           3.10.    Real Estate.

                                    (a)     Leased Properties.  Schedule 3.10(a)
is a true, correct and complete schedule of all leases, subleases, licenses and other agreements (collectively, the "Real Property Leases") under which the Company uses or occupies or has the right to use or occupy, now or in the future, any real property that is not owned by the Company (the land, buildings and other improvements covered by the Real Property Leases being herein called the "Leased Real Property"). The Seller has heretofore delivered to, or have caused the Company to deliver to, the Buyer true, correct and complete copies of all Real Property Leases (including all modifications, amendments and supplements). Each Real Property Lease is valid, binding and in full force and effect, all rent and other sums and charges payable by the Company as tenant thereunder are current, no notice of default or termination under any Real Property Lease is outstanding, and no termination event or condition or uncured default on the part of the Company, or, to the knowledge of any of the Seller, the Company or any of the Guarantors, the landlord, exists under any Real Property Lease. The Company holds the leasehold estate and interest in each Real Property Lease free and clear of all Liens. The Seller, the Company and the Guarantors have no ownership, financial or other interest in the landlord under any Real Property Lease.

                                    (b) The Company owns no real property.

                           3.11.    Title to Properties.  The Company owns
outright and has good title to the Airplane, free and clear of any Lien, except for the Lien in favor of CIT granted in connection with the issuance of the Company Debt.

                           3.12.    Liabilities.  At the Closing, the Company
will not have any direct or indirect indebtedness, liability, Claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise, whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement or in the notes thereto, other than the Company Debt.

                           3.13.    Insurance.  Schedule 3.13 sets forth a list
of all policies or binders of fire, liability, product liability, worker's compensation, vehicular and other insurance held by or on behalf of the Company. Such policies and binders are valid and binding in accordance with their terms, are in full force and effect, and insure against risks and liabilities to an extent and in a manner customary in the industries in which the Company operates. The Company is not in default with respect to any provision contained in any such policy or binder or has failed to give any notice or present any claim under any such policy or binder in due and timely fashion. There are no outstanding unpaid claims under any such policy or binder, and the Company has not received any notice of cancellation or non-renewal of any such policy or binder. The Company has not received any notice from any of its insurance carriers or any Governmental Body that any insurance premiums will or may be materially increased in the future or that any insurance coverage listed on
Schedule 3.13 will or may not be available in the future on substantially the same terms as now in effect.

                           3.14.    Transfer of Airplane.  The Seller has
contributed to the Company all of its right, title and interest in and to the Airplane and to all equipment, spare parts, agreements (other than agreements which by their terms are unassignable and which are listed on Schedule 3.14 hereto) and other assets relating to the Airplane and to the ownership and operation thereof.

                           3.15.    Full Disclosure.  All documents, Contracts,
instruments, certificates, notices, consents, affidavits, letters, telegrams, telexes, statements, schedules (including Schedules to this Agreement), exhibits (including Exhibits to this Agreement) and any other papers whatsoever (collectively, "Documents") delivered by or on behalf of the Seller, the Company or any of the Guarantors in connection with this Agreement and the Contemplated Transactions are true, complete and authentic. No representation or warranty of the Seller contained in this Agreement, and no Document furnished by or on behalf of the Seller, the Company or any of the Guarantors to the Buyer pursuant to this Agreement or in connection with the Contemplated Transactions, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made, in the context in which made, not materially false or misleading. There is no fact or facts known to the Seller that the Seller has not disclosed to the Buyer in writing that materially adversely affects or, so far as the Seller can now reasonably foresee, will materially adversely affect, the Condition of the Company or the ability of the Seller to perform this Agreement.

                           3.16.    Representations and Warranties on Closing
Date. The representations and warranties contained in this Article 3 shall be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date (unless such representations and warranties relate solely to a specific date, in which case such representations and warranties shall be true and correct as of such specified date).

                  4. Representations and Warranties of the Seller. The Seller represents and warrants to the Buyer as follows:

                           4.1. Title to the Interests.  As of the Closing Date,
the Seller shall own beneficially and of record, free and clear of any Lien, or shall own of record and have full power and authority to convey free and clear of any Lien, the Interests, and, upon delivery of and payment for such Interests at the Closing as herein provided, the Seller will convey to the Buyer good and valid title thereto, free and clear of any Lien.

                           4.2.     Authority to Execute and Perform Agreement.
The Seller has full legal right and power and all authority and approvals required to enter into, execute and deliver this Agreement and each and every agreement and instrument contemplated hereby to which the Seller is or will be a party and to perform fully its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by the Seller, and on the Closing Date, each and every agreement and instrument contemplated hereby to which the Seller is a party will be duly executed and delivered by the Seller and (assuming due execution and delivery hereof and thereof by the other parties hereto and thereto) this Agreement and each such other agreement and instrument will be valid and binding obligations of the Seller enforceable against it in accordance with their respective terms. The execution and delivery by the Seller of this Agreement and each and every agreement and instrument contemplated hereby to which the Seller is a party, the consummation of the transactions contemplated hereby and thereby and the performance by the Seller of this Agreement and each such other agreement and instrument in accordance with their respective terms and conditions will not (a) violate any provision of the Certificate of Incorporation or By-laws (or comparable instruments) of the Seller; (b) require the Seller to obtain any consent, approval, authorization or action of, or make any filing with or give any notice to, any Governmental Body or any other person, except for notification to CIT; (c) violate, conflict with or result in the breach of any of the terms and conditions of, result in a material modification of the effect of, otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any Contract to which the Seller is a party or by or to which the Seller is, or the Interests may be, bound or subject; (d) violate any Law or Order of any Governmental Body applicable to the Seller or to the Interests; or (e) result in the creation of any Lien on the Interests.

                           4.3.     Representations and Warranties on Closing
Date. The representations and warranties contained in this Article 4 shall be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date (unless such representations and warranties relate solely to a specific date, in which case such representations and warranties shall be true and correct as of such specified date).

                  5. Representations and Warranties of the Guarantors. Each Guarantor, severally and not jointly, represents and warrants to the Buyer as follows:

                           5.1.     Authority to Execute and Perform Agreement
Such Guarantor has full legal right and power and all authority and approvals required to enter into, execute and deliver this Agreement and each and every agreement and instrument contemplated hereby to which such Guarantor is or will be a party and to perform fully such Guarantor's obligations hereunder and thereunder. This Agreement has been duly executed and delivered by such Guarantor, and on the Closing Date, each and every agreement and instrument contemplated hereby to which such Guarantor is a party will be duly executed and delivered by such Guarantor and (assuming due execution and delivery hereof and thereof by the other parties hereto and thereto) this Agreement and each such other agreement and instrument will be valid and binding obligations of such Guarantor enforceable against such Guarantor in accordance with their respective terms. The execution and delivery by such Guarantor of this Agreement and each and every agreement and instrument contemplated hereby to which such Guarantor is a party, the consummation of the transactions contemplated hereby and thereby and the performance by such Guarantor of this Agreement and each such other agreement and instrument in accordance with their respective terms and conditions will not (a) require such Guarantor to obtain any consent, approval, authorization or action of, or make any filing with or give any notice to, any Governmental Body or any other person, except for notification to CIT;
(b) violate, conflict with or result in the breach of any of the terms and condi tions of, result in a material modification of the effect of, otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any Contract to which such Guarantor is a party or by or to which such Guarantor is or any of the properties of such Guarantor are or may be bound or subject; (c) violate any Law or Order of any Governmental Body applicable to such Guarantor; or (d) result in the creation of any Lien on the Interests.

                  6. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Seller as follows:

                           6.1.     Due Incorporation and Authority.  The Buyer
is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being and as heretofore conducted.

                           6.2.     Authority to Execute and Perform Agreement.
The Buyer has the full legal right and power and all authority and approvals required to enter into, execute and deliver this Agreement and each and every agreement and instrument contemplated hereby to which the Buyer is or will be a party and to perform fully its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by the Buyer, and on the Closing Date, each and every agreement and instrument contemplated hereby to which the Buyer is a party will be duly executed and delivered by the Buyer and (assuming due execution and delivery hereof and thereof by the other parties hereto and thereto) this Agreement and each such other agreement and instrument will be valid and binding obligations of the Buyer enforceable against the Buyer in accordance with their respective terms. The execution and delivery by the Buyer of this Agreement and each and every other agreement and instrument contemplated hereby to which the Buyer is a party, the consummation of the transactions contemplated hereby and thereby and the performance by the Buyer of this Agreement and each such other agreement and instrument in accordance with their respective terms and conditions will not (a) violate any provision of the Certificate of Incorporation or By-laws (or comparable instruments) of the Buyer; (b) require the Buyer to obtain any consent, approval, authorization or action of, or make any filing with or give any notice to, any Governmental Body or any other person; (c) violate, conflict with or result in the breach of any of the terms and conditions of, result in a material modification of the effect of, otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any Contract to which the Buyer is a party or by or to which the Buyer or any of its properties is or may be bound or subject; or

(d) violate any Law or Order of any Governmental Body applicable to the Buyer.

                           6.3.     Purchase for Investment.  The Buyer is
purchasing the Interests for its own account for investment and not for resale or distribution.

                           6.4.     Representations and Warranties on Closing
Date. The representations and warranties contained in this Article 6 shall be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date (unless such representations and warranties relate solely to a specific date, in which case such representations and warranties shall be true and correct as of such specified date).

                  7.       Covenants and Agreements.

                           7.1.     Conduct of Business.  From the date hereof
through the Closing Date, the Seller agrees that it (a) shall cause the Company to conduct its business in the ordinary course and (b) shall cause the Company to conduct its business in a manner such that the representations and warranties contained in Article 3 shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date; and (c) shall conduct its affairs in a manner such that the representations and warranties contained in
Article 4 shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date. The Seller shall give the Buyer prompt notice of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of (i) any representation or warranty, whether made as of the date hereof or as of the Closing Date, or (ii) any covenant of the Seller contained in this Agreement.

                           7.2.     Corporate Examinations and Investigations.
Prior to the Closing Date, the Seller agrees that the Buyer shall be entitled, through its employees and representatives (collectively, the "Representatives"), to make such investigation of the properties, businesses and operations of the Seller and the Company, and such examination of the books, records and financial condition of the Company, as it wishes. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and the Seller shall, and shall cause the Company to, cooperate fully therein. No investigation by the Buyer shall diminish or obviate any of the representations, warranties, covenants or agreements of the Seller contained in this Agreement. In order that the Buyer may have full opportunity to make such physical, business, accounting and legal review, examination or investigation as it may wish of the affairs of the Seller and the Company, the Seller shall make available and shall cause the Company to make available to the Representatives during such period all such information and copies of documents concerning the affairs of the Seller and the Company as the Representatives may reasonably request, shall permit the Representatives access to the properties of the Seller and the Company and shall cause their officers, employees, consultants, agents, accountants and attorneys to cooperate fully with the Representatives in connection with such review and examination. The Seller shall make available and shall cause the Company and the Subsidiaries to make available to the Representatives during such period all reports, assessments, audits, reviews, plans, analyses and other documents or correspondence in the possession or control of the Seller or the Company relating to the operations of the Company, the airworthiness of the Airplane and the compliance of the Company with all applicable Laws.

                           7.3.     Publicity.  The parties agree that no
publicity release or announcement concerning this Agreement or the Contemplated Transactions shall be made by the Seller or the Guarantors without advance approval thereof by the Buyer.

                           7.4.     Expenses.  The parties to this Agreement
shall, except as otherwise specifically provided herein, bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives, counsel and accountants.

                           7.5.     Indemnification of Brokerage.  The Seller
and the Guarantors, jointly and severally, represent and warrant to the Buyer that no broker, finder, agent or similar intermediary (a "Broker") has acted on behalf of the Company, the Seller or the Guarantors in connection with this Agreement or the Contemplated Transactions, and that there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Company, the Seller or the Guarantors, or any action taken by the Company, the Seller or the Guarantors. The Seller and the Guarantors, jointly and severally, agree to indemnify and hold harmless the Buyer from any Claim or demand for commission or other compensation by any Broker claiming to have been employed by or on behalf of the Company, the Seller or the Guarantors, and to bear the cost of legal expenses incurred in defending against any such claim. The Buyer represents and warrants to the Seller and the Guarantors that no Broker has acted on behalf of the Buyer in connection with this Agreement or the Contemplated Transactions, and that there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Buyer, or any action taken by the Buyer. The Buyer agrees to indemnify and hold harmless the Seller and the Guarantors from any Claim or demand for commission or other compensation by any Broker claiming to have been employed by or on behalf of the Buyer, and to bear the cost of legal expenses incurred in defending against any such claim.

                           7.6.     Related Parties.  The Seller shall, prior to
the Closing, pay or cause to be paid to the Company all amounts owed to the Company by the Seller or any of the Guarantors. At and as of the Closing, any debts of the Company owed to the Seller or to the Guarantor shall be canceled.

                           7.7.     Termination of Agreements.  The Seller
shall, prior to the Closing, terminate or cause to be terminated all Contracts between the Company, on the one hand, and the Seller or the Guarantors, on the other hand, and the Company shall retain no obligations under such Contracts.

                           7.8.     Permit and Warranty Transfers.  The Seller
shall, at and as of the Closing, at its sole expense, cause the transfer, reissuance or modification of any Permits to the extent that such is required to cause the Permits to remain in full force and effect in the possession of the Company after the Closing. To the extent that any manufacturers' warranties (express or implied) are still in effect with respect to the Airplane (other than warranties which by their terms are unassignable or which would be extinguished by their assignment), the Seller agrees to assign such warranties to the Company at or prior to the time of the Closing and agrees to take such other reasonable steps as will enable the Buyer or the Company to process warranty claims directly with the manufacturer.

                           7.9.     Further Assurances.  Each of the parties
shall execute such Documents and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the Contemplated Transactions. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing set forth in Articles 8 and 9.

                  8. Conditions Precedent to the Obligation of the Buyer to Close. The obligation of the Buyer to enter into and complete the Closing is subject, at the option of the Buyer acting in accordance with the provisions of
Article 13 with respect to termination of this Agreement, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Buyer:

                           8.1.     Representations and Covenants.  The
representations and warranties of the Seller and the Guarantors contained in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (unless such representations and warranties relate solely to a specific date, in which case such representations and warranties shall be true and correct as of such specified date). The Seller shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by the Seller on or prior to the Closing Date. The Seller shall have delivered to the Buyer a certificate, dated the date of the Closing and signed by the Seller, to the foregoing effect.

                           8.2.     Consents and Approvals.  All required
notices to CIT shall have been delivered.

                           8.3.     Resignations.  All resignations of the
managers and officers of the Company which have been previously requested by the Buyer shall have been delivered to the Buyer.

                           8.4.     No Claims.  No Claims shall be pending or,
to the knowledge of the Buyer, the Company, or of the Sellers or any of the Guarantors, threatened, before any Governmental Body to restrain or prohibit, or to obtain damages in respect of, this Agreement or the consummation of the Contemplated Transactions.

                           8.5.     Termination of Agreements.  The Buyer shall
have received evidence satisfactory to it of the termination of all Contracts required to be terminated pursuant to Sections 7.6 and 7.7 and of the release of any obligations under such Contracts of the Company.

                           8.6      Consent of CIT.  The Buyer shall have
received documents satisfactory to its evidencing the consent of CIT to the transfer of the Interests to the Buyer.

                           8.7      Condition of the Airplane.  At the time of
the Closing (i) the Airplane shall be in an airworthy condition with all systems functioning in accordance with any applicable manufacturers' specifications;
(ii) the Airplane shall be free of material corrosion or damage history; (iii) the Airplane shall be current with respect to its manufacturer's recommended maintenance program, with all calendar and hourly inspections current through the time of the Closing, and Buyer shall have received satisfactory evidence thereof; and (iv) the Airplane shall be in compliance with all Airworthiness Directives, Mandatory Aircraft Services Changes and all Mandatory Customer Bulletins and any other applicable regulation of the Federal Aviation Administration.

                  9. Conditions Precedent to the Obligation of the Seller and Guarantors to Close. The obligation of the Seller and the Guarantors to enter into and complete the Closing is subject, at the option of the Seller and the Guarantors acting in accordance with the provisions of Article 13 with respect to termination of this Agreement, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Sellers and the Guarantors:

                           9.1.     Representations and Covenants.  The
representations and warranties of the Buyer contained in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (unless such representations and warranties relate solely to a specific date, in which case such representations and warranties shall be true and correct as of such specified date). The Buyer shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date. The Buyer shall have delivered to the Seller a certificate, dated the date of the Closing and signed by an officer of the Buyer, to the foregoing effect.

                           9.2.     No Claims.  No Claims shall be pending or,
to the knowledge of the Buyer, the Company, any of the Guarantors or the Seller, threatened, before any Governmental Body to restrain or prohibit, or to obtain damages in respect of, this Agreement or the consummation of the Contemplated Transactions.

                           9.3 Releases from CIT. The Seller and the  Guarantors
shall have received evidence reasonably satisfactory to them that, concurrent with the transfer of the Interests, the Seller and the Guarantors shall be fully and unconditionally released from any and all obligations with respect to the

Company Debt or the Guarantees.

                  10.      Guaranty.

                           10.1     Guaranty.  Each Guarantor hereby irrevocably
and unconditionally guarantees, jointly and severally, the full and complete observance of all covenants of the Seller hereunder, including, without limitation, the full and punctual payment of all amounts payable by the Seller hereunder.

                           10.2     Guaranty Unconditional.  The obligations of
the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                                    (a)   any extension, renewal, settlement,
compromise, waiver or release in respect of any obligation of the Seller under this Agreement, by operation of law or otherwise;

                                    (b)   any modification or amendment of or
supplement to this Agreement, provided that any such modification which increases the obligations of the Guarantors hereunder shall not be effective as to the Guarantors without their consent;

                                    (c)   any change in the corporate existence,
structure or ownership of the Seller, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Seller or its assets or any resulting release or discharge of any obligation of the Seller contained in this Agreement;

                                    (d)   the existence of any claim, set-off
or other rights which the Guarantors may have at any time against the Seller, the Company, the Buyer or any other person, whether in connection with this

Agreement or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                                    (e)   any invalidity or unenforceability
relating to or against the Seller for any reason of this Agreement, or any provision of applicable law or regulation;

                                    (f)   any other act or omission to act or
delay of any kind by the Seller or any other person or any other circumstance whatsoever which might, but for the provisions of this section, constitute a legal or equitable discharge of or defense to the Guarantors' obligations hereunder.

                           10.3     Discharge; Reinstatement.  The Guarantors'
obligations   hereunder  shall  remain  in  full  force  and  effect  until  all obligations of the Seller under this Agreement shall have terminated and all amounts, if any, payable by the Seller under this Agreement shall have been paid in full. If at any time any payment of any amount payable by the Seller under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Seller or otherwise, the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

                           10.4     Waiver by the Guarantors.  The Guarantors
irrevocably waive acceptance hereof, presentment, demand, protest and any notice provided for herein, as well as any requirement that at any time any action be taken by any person against the Seller or any other person.

                  11. Survival of Representations and Warranties of the Seller and Guarantors After Closing. Notwithstanding any right of the Buyer to investigate fully the affairs of the Company and notwithstanding any knowledge of facts determined or determinable by the Buyer pursuant to such investigation or right of investigation, the Buyer has the right to rely fully upon the representations, warranties, covenants and agreements of the Seller and the Guarantors contained in this Agreement or in any documents delivered pursuant to this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement and the Closing hereunder. Except for those representations and warranties in Sections 3.4, 3.5, 4.1, 5.1 and 7.5 all of which representations and warranties shall survive without limitation), all representations and warranties of the Sellers contained in this Agreement shall terminate and expire two years after the Closing Date.

                  12.      General Indemnification.

                           12.1.    Obligation of the Seller and the Guarantors
to Indemnify.

                                    (a)     Subject to the limitations contained
in Article 11, the Seller agrees to indemnify, defend and hold harmless the Buyer (and its directors, officers, employees, affiliates, successors and assigns) from and against all Claims, losses, liabilities, damages, deficiencies, judgments, assessments, fines, settlements, costs or expenses
(including interest, penalties and fees, expenses and disbursements of attorneys, experts, personnel and consultants incurred by the indemnified party in any action or proceeding between the indemnifying party and the indemnified party or between the indemnified party and any third party, or otherwise) ("Losses") based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Seller contained in this Agreement or in any Documents delivered by the Seller pursuant to this Agreement.

                                    (b)     Each Guarantor, (i) severally and
not jointly, agrees to indemnify, defend and hold harmless the Buyer (and its directors, employees, officers, affiliates, successors and assigns) from and against all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation or warranty of such Guarantor contained in Article 5; and (ii), jointly and severally, agrees to indemnify, defend and hold harmless the Buyer (and its directors, employees, officers, affiliates, successors and assigns) from and against all Losses based upon, arising out of or otherwise in respect of any breach of any covenant or agreement of such Guarantor contained in Article 10.

                           12.2.    Obligation of the Buyer to Indemnify.  The
Buyer agrees to indemnify, defend and hold harmless the Seller from and against all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Buyer contained in this Agreement or in any documents delivered by the Buyer pursuant to this Agreement.

                           12.3.    Notice and Opportunity to Defend.

                                    (a)     Notice of Asserted Liability.  The
party making a claim under this Article 12 is referred to as the "Indemnitee," and the party against whom such claims are asserted under this Article 12 is referred to as the "Indemnifying Party." All claims by any Indemnitee under this
Article 12 shall be asserted and resolved as follows: Promptly after receipt by the Indemnitee of notice of any Claim or circumstances which, with the lapse of time, would or might give rise to a Claim or the commencement (or threatened commencement) of a Claim including any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give notice thereof (the "Claims Notice") to the Indemnifying Party. The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

                                    (b)     Opportunity to Defend.  The
Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within 30 days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any Asserted Liability over the objection of the other; provided, however, consent to settlement or compromise shall not be unreasonably withheld. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

                  13.      Termination of Agreement.

                           13.1.    Termination.  This Agreement may be
terminated prior to the Closing as follows:

                                    (a)     at the election of the Seller if any
one or more of the conditions to the obligation of the Seller to close set forth in Article 9 has not been fulfilled as of the scheduled Closing Date;

                                    (b)     at the election of the Buyer, if any
one or more of the conditions to the obligation of the Buyer to close set forth in Article 8 has not been fulfilled as of the scheduled Closing Date;

                                    (c)     at the election of the Seller or the
Buyer, if any legal proceeding is commenced or threatened by any Governmental Body seeking to prevent the consummation of the Closing or any other Contemplated Transaction and the Seller or the Buyer, as the case may be, reasonably and in good faith deems it impracticable or inadvisable to proceed in view of such legal proceeding;

                                    (d)     at the election of the Seller if the
Buyer has breached any material representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or is not cured by the Closing Date;

                                    (e)     at the election of the Buyer, if the
Seller or the Guarantors have breached any material representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or is not cured by the Closing Date; or

                                    (f)     at any time on or prior to the
Closing Date, by mutual written consent of the Seller and the Buyer.

                  If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 13.2.

                           13.2.    Survival After Termination.  If this
Agreement terminates pursuant to Section 13.1 and the Contemplated Transactions are not consummated, this Agreement shall become null and void and have no further force or effect, except that any such termination shall be without prejudice to the rights of any party on account of the nonsatisfaction of the conditions set forth in Articles 8 and 9 resulting from the intentional or willful breach or violation of the representa tions, warranties, covenants or agreements of another party under this Agreement. Notwithstanding anything in this Agreement to the contrary, Sections 7.3, 7.4 and 7.5, this Section 13.2 and Articles 10 and 14 shall survive any termination of this Agreement.

                  14.      Miscellaneous.

                           14.1.    Certain Definitions.

                                    (a)     As used in this Agreement, the
following terms have the following meanings:

         "affiliate" means, with respect to any person, any other person controlling, controlled by or under common control with, or the parents, spouse, lineal descendants or beneficiaries of, such person.

         "Airplane" means the Boeing 727, Serial number 21948, Tail number N31TR, owned by the Company.

         "person"  means  any  individual,  corporation,   partnership,  limited
liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

          "property" or "properties" means real, personal or mixed property, tangible or intangible.

                                    (b)     The following capitalized terms are
defined in the following Sections of this Agreement:

          Term                                 Section
          ----                                 -------
          Asserted Liability                   12.3(a)
          Broker                               7.5
          Buyer                                Preamble
          Claims                               3.8
          Claims Notice                        12.3(a)
          Closing                              1.1
          Closing Date                         2
          Company                              Preamble
          Company Debt                         Preamble
          Condition of the Company             3.3
          Contemplated Transactions            3.9(k)
          Contracts                            3.7
          Documents                            3.15
          Governmental Bodies                  3.6
          Guarantees                           Preamble
          Guarantors                           Preamble
          Indemnifying Party                   12.3(a)
          Indemnitee                           12.3(a)
          Interests                            Preamble
          Laws                                 3.6
          Leased Real Property                 3.10(b)
          Losses                               12.1(a)
          Orders                               3.6
          Permits                              3.6
          Proposed Contracts                   3.9(a)
          Purchase Price                       1.1
          Real Property Leases                 3.10(a)
          Representatives                      7.2
          Seller                               Preamble

                           14.2. Consent to Jurisdiction and Service of Process.
Any Claim arising out of or relating to this Agreement or the Contemplated Transactions may be instituted in any Federal court of the Southern District of New York or any state court located in New York County, State of New York, and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such Claim, any Claim that it is not subject personally to the jurisdiction of such court, that the Claim is brought in an inconvenient forum, that the venue of the Claim is improper or that this Agreement, or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of such court in any such Claim. Any and all service of process and any other notice in any such Claim shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction.

                           14.3.    Notices.  Any notice or other communication
required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails, as follows:

                            (i)     if to the Seller, to:

                                    Triangle Aircraft Services Corporation
                                    85 Towers Road
                                    White Plains, New York 10604
                                    Attention: Chairman
                                    Telephone: (212) 451-3000
                                    Facsimile: (212) 451-3023

                                    with a copy to:

                                    Paul, Weiss, Rifkind, Wharton & Garrison
                                    1285 Avenue of the Americas
                                    New York, New York 10019-6064
                                    Attention: Neale M. Albert, Esq.
                                    Telephone: (212) 373-3341
                                    Facsimile: (212) 757-3990

                             (ii) if to the Buyer:

                                    Triarc Companies, Inc.
                                    280 Park Avenue
                                    New York, NY 10017
                                    Attention: Brian L. Schorr, Esq.
                                    Executive Vice President and General Counsel
                                    Telephone: (212) 451-3045
                                    Facsimile: (212) 451-3216

Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

                           14.4.    Entire Agreement.  This Agreement and any
collateral agreements executed in connection with the consummation of the Contemplated Transactions contain the entire agreement among the parties with respect to the purchase of the Interests and supersedes all prior agreements, written or oral, with respect thereto.

                           14.5.    Waivers and Amendments; Non-Contractual
Remedies; Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Buyer, the Seller and the Guarantors or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement or any documents delivered pursuant to this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement or any documents delivered pursuant to this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

                           14.6.    Governing Law.  This Agreement shall be
governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                           14.7.    Binding Effect; Assignment.  This Agreement
shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement is not assignable except by operation of law, except that the Buyer may assign its rights hereunder to any of its affiliates, to any successor to all or substantially all of its business or assets or to any bank or other financial institution that may provide financing to it for the Contemplated Transactions or otherwise.

                           14.8.    Usage.  All pronouns and any variations
thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All terms defined in this Agreement in their singular or plural forms have correlative meanings when used herein in their plural or singular forms, respectively. Unless otherwise expressly provided, the words "include," "includes" and "including" do not limit the preceding words or terms and shall be deemed to be followed by the words "without limitation."

                           14.9.    Counterparts.  This Agreement may be
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

                           14.10.   Schedules.  The Schedules hereto are a part
of this Agreement as if fully set forth herein and all references to this Agreement shall be deemed to include the Schedules. All references herein to Sections and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

                           14.11.   Headings.  The headings in this Agreement
are for reference only, and shall not affect the interpretation of this Agreement.

                           14.12.   Interpretation.  The parties acknowledge and
agree that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto, regardless of which party was generally responsible for the preparation of this Agreement.

                           14.13.   Severability of Provisions.  If any
provision or any portion of any provision of this Agreement shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement shall not be affected thereby. If the application of any provision or any portion of any provision of this Agreement to any person or circumstance shall be held invalid or unenforceable, the application of such provision or portion of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby.

                           IN WITNESS WHEREOF, the parties have executed this
Agreement on the date first above written.


                                         TRIARC COMPANIES, INC.


                                         By: JOHN L. BARNES, JR.
                                             ----------------------------
                                             Name: John L. Barnes, Jr.
                                             Title: Executive Vice President


                                         TRIANGLE AIRCRAFT
                                         SERVICES CORPORATION:

                                         By: PETER W. MAY
                                             ----------------------------
                                             Name: Peter W. May
                                             Title: President


                                         NELSON PELTZ
                                         --------------------------------
                                         Nelson Peltz



                                         PETER W. MAY
                                         --------------------------------
                                         Peter W. May

                            LIST OF OMITTED SCHEDULES


SCHEDULES

         Schedule 3.3   -   Qualification Jurisdictions
         Schedule 3.9  -   Contracts
         Schedule 3.10(b)  -   Real Property Leases
         Schedule 3.13  -   Insurance
         Schedule 3.14  -   Transfer of Airplane

The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.